EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

We, Poh Kee Liew, President and Chief Executive Officer and Gim Hooi Ooi Chief Financial Officer and Principal Accounting Officer of SAVMOBI TECHNOLOGY INC., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the annual report on Form 10-K/A of SAVMOBI TECHNOLOGY INC. for the fiscal year ended May 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SAVMOBI TECHNOLOGY INC..

SAVMOBI TECHNOLOGY INC.

Dated: September 26, 2017	By:	/s/ Poh Kee Liew
Poh Kee Liew
President, CEO and Director Principal Executive Officer

	By:	/s/ Gim Hooi Ooi
Gim Hooi Ooil
CFO and Director Principal Financial Officer Principal Accounting Officer